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Exhibit 10.1

SUBSCRIPTION AGREEMENT

    THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of January 5, 2001 by and between Hawaiian Natural Water Company, Inc., a Hawaii corporation (the "Company"), and the undersigned, with respect to the following:

    WHEREAS, the Company desires to obtain additional equity capital through the sale of certain shares of common stock, no par value per share, of the Company (the "Common Stock"); and

    WHEREAS, the undersigned is willing to provide such equity capital and to purchase such shares of Common Stock on the terms and conditions set forth herein;

    NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the undersigned and the Company hereby agree as follows:

    1.  Purchase and Sale of Shares.

      a.  Subject to the terms and conditions set forth in this Agreement, the undersigned hereby offers to purchase and subscribes for, and upon counter-signature hereof the Company agrees to issue and sell to the undersigned, an aggregate of 750,000 shares of Common Stock (the "Shares") at a purchase price of $.40 per share, for an aggregate subscription of $300,000 (the "Subscription"). Payment for the Subscription will be made by wire transfer to the account of the Company. As soon as practicable, and in any event within 30 days, following receipt of the Subscription (the "Closing"), the Company will deliver to the undersigned a certificate or certificates representing the Shares, registered in the name of the undersigned or its assignee as the undersigned may direct.

    2.  Representations and Warranties of the Company.  The Company hereby represents and warrants to the undersigned as of the date hereof and as of the Closing as follows:

      a.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Hawaii.

      b.  This Agreement and the issuance of the Shares have been duly and validly authorized by all necessary corporate action on the part of the Company. The Company has full corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and all action required by law, the charter documents of the Company or otherwise to be taken by the Company to authorize the execution and delivery of this Agreement, and the issuance of the Shares, has been, or as of the Closing will have been, taken. Upon counter-signature by the Company, this Agreement will be the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

      c.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any provision of the charter documents of the Company or (ii) violate, or be in conflict with, or constitute a default (or an event which, with the giving of notice or lapse of time or both, would constitute a default) under, or result in the termination of, or acceleration of the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Company under, any material agreement or commitment to which the Company is a party or by which it is bound, or to which its property is subject, or (iii) violate or be in conflict with any statute or law or any judgment, injunction, decree, order, or any regulation or rule of any court or governmental authority material to the Company.

      d.  When issued and paid for at the Closing as provided herein, the Shares will be duly authorized, fully paid and non-assessable shares of Common Stock of the Company.

    3.  Representations and Warranties of the Undersigned.  The undersigned hereby represents and warrants to the Company as of the date hereof and as of the Closing as follows:

      a.  The undersigned is acquiring the Shares solely for its own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. The undersigned understands that the offer and sale of the Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any State (collectively, "State Securities Laws") by reason of specific exemptions under the provision thereof which depend in part upon the investment intent of each subscriber. The undersigned understands that the Company is relying upon the representations of the undersigned contained in this Agreement (and any supplemental information) for the purpose of determining whether the offer and sale of the Shares meets the requirements for such exemptions.

      b.  The undersigned understands that the Shares are "restricted securities" under the Securities Act and that the Securities Act and the rules of the Securities and Exchange Commission thereunder provide in substance that the undersigned may dispose of such securities only pursuant to an effective registration statement under the Securities Act, or an exemption from such registration if available, or in certain transactions not subject to the registration requirements of the Securities Act and further understands that the Company has no obligation or intention to register any of the Shares, or to take action so as to permit the sale thereof pursuant to the Securities Act. As a consequence, the undersigned understands that the Shares are likely not to be readily saleable and that it must bear the economic risks of the investment therein for an indefinite period of time.

      c.  The undersigned agrees (i) that it will not sell, assign, pledge, give, transfer, or otherwise dispose of the Shares, or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration thereof under the Securities Act and all applicable State Securities Laws or in a transaction which, in the written opinion of counsel for the undersigned reasonably satisfactory to the Company, is exempt from or not subject to the registration provisions of the Securities Act and all applicable State Securities Laws; (ii) that the certificate(s) representing the Shares may bear an appropriate legend making reference to the foregoing restrictions; and (iii) that the Company, or other transfer agent for the Shares, will not be required to give effect to any purported transfer of any of the Shares, except upon compliance with the foregoing restrictions.

      d.  The undersigned acknowledges that it and its representatives have been given full access to such of the business, personnel and financial information of the Company and its properties, books, contracts, commitments and records, together with projected and pro forma financial information concerning the Company giving effect to the transactions contemplated by this Agreement as the undersigned has requested in order to make an independent investigation of the transactions contemplated by this Agreement and evaluate the condition (financial and other), properties, assets, liabilities, business operations and prospects of the Company. The undersigned and its advisors have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the undersigned's purchase of the Shares and to obtain any additional information necessary to verify the accuracy of the information and data received by the undersigned. The undersigned and its advisors have received all information and data which the undersigned and his advisors believe to be necessary in order to reach an informed decision as to the advisability of purchasing the Shares.

      e.  The undersigned understands that the purchase of the Shares involves significant risks, including those outlined in the Company's public filings, copies of which have previously been delivered to the undersigned.

      f.   The undersigned is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act. The undersigned has such knowledge and experience in financial and business matters as to enable it to evaluate the merits and risks of investing in the Shares.

    4.  Waiver, Amendment.  Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

    5.  Applicable Law.  This Agreement shall be governed by and construed in accordance with the law of the State of Hawaii, without regard to the conflicts of law principles thereof.

    6.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HAWAIIAN NATURAL WATER COMPANY, INC.
By:	/s/ MARCUS BENDER Marcus Bender, Chief Executive Officer
AMCON DISTRIBUTING COMPANY
By:	/s/ WILLIAM WRIGHT William Wright, Chairman of the Board

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Exhibit 10.1